UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 2, 2014

ConAgra Foods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	402-240-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

ConAgra Foods, Inc. (the "Company") previously reported that Gary Rodkin, Chief Executive Officer of the Company, had established a pre-arranged stock trading plan with a broker to exercise expiring options and, as part of the process of exercising the expiring options, sell shares of the Company’s common stock. The Company reported the trading plan on a Current Report on Form 8-K filed on September 26, 2012, and transactions pursuant to the trading plan were reported in accordance with the requirements of Form 144 and Form 4. Mr. Rodkin informed the Company that he expects to, and may from time-to-time, establish another pre-arranged stock trading plan with a broker to exercise expiring options and, as part of the process of exercising the expiring options, sell shares of the Company’s common stock. Mr. Rodkin does not expect the operation of any such future trading plan to materially change his beneficial ownership stake in the Company. Mr. Rodkin is required to meet a stock ownership guideline of six times his base salary. Accordingly, no trades may be executed under the terms of any such plan unless Mr. Rodkin will continue to meet the required stock ownership guideline after the exercise and sale.

Any future trading plan will be established in accordance with the guidelines specified under Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended. Rule 10b5-1 permits directors and officers to adopt a pre-arranged stock trading plan at a time when they do not possess material non-public information. The plan instructs a third party broker to buy or sell a specified number of shares of Company stock at a future time. In accordance with internal Company policy, no trades may be executed under the terms of the plan for 30 days.

Transactions made under a Rule 10b5-1 Plan will be disclosed publicly in accordance with the requirements of Form 144 and Form 4 filings with the Securities and Exchange Commission. This Form 8-K is being filed for informational purposes only. Pursuant to internal Company policy, insiders are permitted to enter into Rule 10b5-1 pre-planned stock trading plans and the Company does not undertake to report on specific plans of Company insiders, nor to report modification or terminations of the aforementioned 10b5-1 Plan or the plan of any other individual.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

January 2, 2014	By:	Lyneth Rhoten

Name: Lyneth Rhoten
Title: Vice President, Securities Counsel and Assistant Corporate Secretary